Fourth Quarter and Full Year 2024 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Consolidated Balance Sheets 10 Debt, Capitalization, and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 22 Forward-Looking and Cautionary Statements

Management Team Mark Manheimer Chief Executive Officer and President Daniel Donlan Chief Financial Officer and Treasurer Sofia Chernylo Senior Vice President, Chief Accounting Officer Jeff Fuge Senior Vice President of Acquisitions Chad Shafer Senior Vice President of Real Estate and Underwriting 3 Corporate Overview Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e- commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Board of Directors Lori Wittman - Chair Michael Christodolou Heidi Everett Mark Manheimer Todd Minnis Matthew Troxell Robin Zeigler Corporate Headquarters 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 - 4825 Website: www.netstreit.com Transfer Agent Computershare PO Box 43007 Providence, RI 09240-3007 Phone: (800) 736 - 3001 Website: www.computershare.com

Quarterly Highlights (unaudited, dollars in thousands, except per share data) 4 Three Months Ended Financial Results December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net (loss) income $ (5,424) $ (5,322) $ (2,306) $ 1,045 $ 1,962 Net (loss) income per common share outstanding - diluted $ (0.07) $ (0.07) $ (0.03) $ 0.01 $ 0.03 Funds from Operations (FFO) $ 26,482 $ 25,008 $ 19,987 $ 21,179 $ 21,165 FFO per common share outstanding - diluted $ 0.32 $ 0.32 $ 0.27 $ 0.28 $ 0.30 Core Funds from Operations (Core FFO) $ 26,488 $ 24,907 $ 23,389 $ 22,450 $ 21,220 Core FFO per common share outstanding - diluted $ 0.32 $ 0.32 $ 0.31 $ 0.30 $ 0.30 Adjusted Funds from Operations (AFFO) $ 25,908 $ 24,825 $ 23,817 $ 22,863 $ 21,573 AFFO per common share outstanding - diluted $ 0.32 $ 0.32 $ 0.32 $ 0.31 $ 0.31 Dividends per share $ 0.210 $ 0.210 $ 0.205 $ 0.205 $ 0.205 Weighted average common shares outstanding - diluted 82,153,404 77,610,680 73,588,605 74,565,790 69,922,646 Portfolio Metrics Number of investments(1) 687 671 649 628 598 Square feet 12,609,612 12,076,093 11,701,160 11,322,746 10,624,183 Occupancy(2) 99.9% 100.0% 100.0% 100.0% 100.0 % Weighted average lease term remaining (years)(3) 9.8 9.5 9.5 9.2 9.2 Investment grade (rated) - % of ABR(4) 55.8% 60.9% 68.9% 71.1% 70.5 % Investment grade profile (unrated) - % of ABR(5) 15.0% 14.4% 13.7% 13.3% 14.1 % Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR 70.8% 75.3% 82.6% 84.4% 84.6% 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Calculation excludes properties under development and one vacant property. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher. 5. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. $0.94 $1.16 $1.22 $1.26 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 2021 2022 2023 2024 G ro ss R ea l E st a te V a lu e ($ i n m il li o n s) A F F O /s h Historical AFFO/sh and Asset Growth AFFO/sh Gross Real Estate Value AFFO/sh Growth CAGR 10.3%

5 Three Months Ended December 31, Twelve Months Ended December 31, 2024 2023 2024 2023 REVENUES Rental revenue (including reimbursable) $ 40,598 $ 34,619 $ 150,823 $ 123,967 Interest income on loans receivable 3,103 2,243 11,561 7,388 Other revenue 400 — 400 550.00 Total revenues 44,101 36,862 162,784 131,905 OPERATING EXPENSES Property 4,845 5,064 17,422 16,413 General and administrative 4,456 4,876 19,722 20,176 Depreciation and amortization 20,349 17,078 76,871 63,677 Provisions for impairment 12,633 2,709 29,969 7,083 Transaction costs 158 189 359 456 Total operating expenses 42,441 29,916 144,343 107,805 OTHER INCOME (EXPENSE) Interest expense, net (8,576) (5,646) (30,324) (19,058) Gain on sales of real estate, net 1,002 506 1,876 1,175 Loss on debt extinguishment — — — (128) Other (expense) income, net 508 166 (1,944) 752 Total other expense, net (7,066) (4,974) (30,392) (17,259) Net (loss) income before income taxes (5,406) 1,972 (11,951) 6,841 Income tax (expense) benefit (18) (10) (49) 49 Net (loss) income (5,424) 1,962 (12,000) 6,890 Net (loss) income attributable to noncontrolling interests (28) 21 (63) 53 Net (loss) income attributable to common stockholders $ (5,396) $ 1,941 $ (11,937) $ 6,837 Amounts available to common stockholders per common share: Basic $ (0.07) $ 0.03 $ (0.16) $ 0.11 Diluted $ (0.07) $ 0.03 $ (0.16) $ 0.11 Weighted average common shares: Basic 81,585,762 69,276,514 76,517,767 63,922,973 Diluted 81,585,762 69,922,646 76,517,767 64,665,439 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 6 Three Months Ended December 31, Twelve Months Ended December 31, 2024 2023 2024 2023 GAAP Reconciliation: Net (loss) income $ (5,424) $ 1,962 $ (12,000) $ 6,890 Depreciation and amortization of real estate 20,275 17,000 76,560 63,379 Provisions for impairment 12,633 2,709 29,969 7,083 Gain on sales of real estate, net (1,002) (506) (1,876) (1,175) Funds from Operations (FFO) $ 26,482 $ 21,165 $ 92,653 $ 76,177 Non-recurring executive transition costs, severance and related charges 148 86 1,643 362 Loss on debt extinguishment and other related costs — — — 223 Other non-recurring loss (gain), net (142) (31) 2,934 (78) Core Funds from Operations (Core FFO) $ 26,488 $ 21,220 $ 97,230 $ 76,684 Straight-line rent adjustments (1,120) (456) (2,949) (1,163) Amortization of deferred financing costs 558 565 2,230 1,730 Amortization of above/below-market assumed debt 29 29 114 114 Amortization of loan origination costs and discounts (123) 80 (365) 163 Amortization of lease-related intangibles (95) (93) (458) (611) Earned development interest 110 326 1,072 515 Capitalized interest expense (97) (372) (806) (1,060) Non-cash interest expense (841) (990) (3,789) (2,124) Non-cash compensation expense 999 1,264 5,126 4,822 Adjusted Funds from Operations (AFFO) $ 25,908 $ 21,573 $ 97,405 $ 79,070 FFO per common share, diluted $ 0.32 $ 0.30 $ 1.20 $ 1.18 Core FFO per common share, diluted $ 0.32 $ 0.30 $ 1.26 $ 1.19 AFFO per common share, diluted $ 0.32 $ 0.31 $ 1.26 $ 1.22 Dividends per share $ 0.210 $ 0.205 $ 0.830 $ 0.810 Dividends per share as a percent of AFFO 66% 66% 66% 66 % Weighted average common shares outstanding, basic 81,585,762 69,276,514 76,517,767 63,922,973 Operating partnership units outstanding 424,956 486,096 444,435 501,751 Unvested restricted stock units 142,686 160,036 123,992 165,420 Unsettled shares under open forward equity contracts — — 233,606 75,295 Weighted average common shares outstanding, diluted 82,153,404 69,922,646 77,319,800 64,665,439

EBITDAre and Adjusted EBITDAre

(unaudited, dollars in thousands)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023
GAAP Reconciliation:		
Net (loss) income	$ (5,424)	$ 1,962
Depreciation and amortization of real estate	20,275	17,000
Amortization of lease-related intangibles	(95)	(93)
Non-real estate depreciation and amortization	75	78
Interest expense, net	8,576	5,646
Income tax expense	18	10
Amortization of loan origination costs and discounts	(123)	80
EBITDA	23,302	24,683
Adjustments:		
Provisions for impairment	12,633	2,709
Gain on sales of real estate, net	(1,002)	(506)
EBITDAre	34,933	26,886
Adjustments:		
Straight-line rent adjustments	(1,120)	(456)
Non-recurring executive transition costs, severance and related charges	148	86
Other non-recurring gain, net	(142)	(31)
Other non-recurring expenses, net	438	—
Transaction costs	158	189
Non-cash compensation expense	999	1,264
Lease termination fees	(400)	—
Adjustment for construction in process[1]	152	719
Adjustment for intraquarter investment activities[2]	1,910	820
Adjusted EBITDAre	$ 37,076	$ 29,477
Annualized Adjusted EBITDAre[3]	$ 148,304	

Net Debt	As of December 31, 2024
Principal amount of total debt	$ 872,205
Less: Cash, cash equivalents and restricted cash	(14,320)
Net Debt	$ 857,885
Less: Net value of unsettled forward equity[4]	(185,063)
Adjusted Net Debt	$ 672,822

Leverage	
Net Debt / Annualized Adjusted EBITDAre	5.8 x
Adjusted Net Debt / Annualized Adjusted EBITDAre	4.5 x

1. Adjustment reflects the estimated cash yield on developments in process as of December 31, 2024.
2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended December 31, 2024, had occurred on October 1, 2024.
3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four.
4. Reflects 10,735,647 of unsettled forward equity shares at the December 31, 2024, available weighted average net settlement price of $17.24 per share.

NETSTREIT

7

Net Operating Income

(unaudited, dollars in thousands)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023
GAAP Reconciliation:		
Net (loss) income	$ (5,424)	$ 1,962
General and administrative	4,456	4,876
Depreciation and amortization	20,349	17,078
Provisions for impairment	12,633	2,709
Transaction costs	158	189
Interest expense, net	8,576	5,646
Gain on sales of real estate, net	(1,002)	(506)
Income tax expense	18	10
Amortization of loan origination costs and discounts	(123)	80
Interest income on mortgage loans receivable	(3,103)	(2,243)
Lease termination fees	(400)	—
Other expense, net	103	(166)
Property-Level NOI	36,241	29,635
Straight-line rent adjustments	(1,120)	(456)
Amortization of lease-related intangibles	(95)	(93)
Property-Level Cash NOI	$ 35,026	$ 29,086
Adjustment for intraquarter acquisitions, dispositions, and completed development[1]	1,817	
Property-Level Cash NOI Estimated Run Rate	$ 36,843	
Interest income on mortgage loans receivable	3,103	
Adjustments for intraquarter mortgage loan activity[2]	93	
Total Cash NOI - Estimated Run Rate	$ 40,039	
Property Operating Expense Coverage		
Property operating expense reimbursement	$ 4,092	$ 4,415
Property operating expenses	(4,845)	(5,064)
Property operating expenses, net	$ (752)	$ (648)

1. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended December 31, 2024, had occurred on October 1, 2024.
2. Adjustment assumes all loan activity completed during the three months ended December 31, 2024, had occurred on October 1, 2024.

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8

Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 December 31, 2024 2023 ASSETS Real estate, at cost: Land $ 571,272 $ 460,896 Buildings and improvements 1,400,393 1,149,809 Total real estate, at cost 1,971,665 1,610,705 Less accumulated depreciation (143,422) (101,210) Property under development 6,118 29,198 Real estate held for investment, net 1,834,361 1,538,693 Assets held for sale 48,637 52,451 Mortgage loans receivable, net 139,409 114,472 Cash, cash equivalents, and restricted cash 14,320 29,929 Lease intangible assets, net 164,392 161,354 Other assets, net 58,227 49,337 Total assets $ 2,259,346 $ 1,946,236 LIABILITIES AND EQUITY Liabilities: Term loans, net 622,608 521,912 Revolving credit facility 239,000 80,000 Mortgage note payable, net 7,853 7,883 Lease intangible liabilities, net 20,177 25,353 Liabilities related to assets held for sale 1,912 1,158 Accounts payable, accrued expenses, and other liabilities 29,664 36,498 Total liabilities $ 921,214 $ 672,804 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 81,602,232 and 73,207,080 shares issued and outstanding as of December 31, 2024 and 2023, respectively $ 816 $ 732 Additional paid-in capital 1,507,995 1,367,505 Distributions in excess of retained earnings (188,046) (112,276) Accumulated other comprehensive income 10,206 8,943 Total stockholders’ equity 1,330,971 1,264,904 Noncontrolling interests 7,161 8,528 Total equity 1,338,132 1,273,432 Total liabilities and equity $ 2,259,346 $ 1,946,236

1. Rates presented exclude the impact of capitalized loan fee amortization. Interest rates that consist of fixed rate SOFR swaps include a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. 2. Interest rate reflects the all-in borrowing rate as of December 31, 2024. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented. The facility has a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2026, and includes two one-year extension options and one six-month extension option. 4. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. 5. The total facility size increased to $500 million and the maturity was extended to January 15, 2029, and includes a one-year extension option. 6. The term loan was amended to extend the maturity to January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR swap expires in January 2027; the term loan is unhedged beyond that date. 7. The term loan matures on January 15, 2029, and includes a one-year extension option. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 10 As of December 31, 2024 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) August 11, 2027 $ 239,000 —% 5.63% $ 160,850 2.6 Unsecured term loan January 15, 2027 175,000 2.40% 3.65% — 2.0 Unsecured term loan February 11, 2028 200,000 2.63% 3.88% — 3.1 Unsecured term loan(3) January 3, 2029 250,000 3.74% 4.99% — 4.0 Mortgage note(4) November 1, 2027 8,205 —% 4.53% — 2.8 Total / Weighted Average $ 872,205 3.01% 4.64% $ 160,850 3.0 Proforma as of December 31, 2024 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(5) January 15, 2030 $ 64,000 —% 5.63% $ 435,850 5.0 Unsecured term loan February 11, 2028 200,000 2.63% 3.88% — 3.1 Unsecured term loan January 3, 2029 250,000 3.74% 4.99% — 4.0 Unsecured term loan A(6) January 15, 2030 175,000 2.40% 3.65% — 5.0 Unsecured term loan B(7) January 15, 2030 175,000 3.87% 5.12% — 5.0 Mortgage note November 1, 2027 8,205 —% 4.53% — 2.8 Total / Weighted Average $ 872,205 3.20% 4.53% $ 435,850 4.3 $175 $200 $250 $8 $400 $0 $200 $400 $600 $800 $1,000 2025 2026 2027 2028 2029 2030 $175 $175 $200 $500 $250 $8 $0 $200 $400 $600 $800 $1,000 2025 2026 2027 2028 2029 2030 Debt Maturity Schedule Proforma Debt Maturity Schedule Revolver Capacity Existing Term Loans Term Loan B Mortgage Note

Debt, Capitalization, and Financial Ratios

(unaudited, dollars in thousands, except per share data)

Net Debt		December 31, 2024
Principal amount of total debt	$	872,205
Less: Cash, cash equivalents and restricted cash		(14,320)
Net Debt	$	857,885
Less: Net value of unsettled forward equity[1]		(185,063)
Adjusted Net Debt	$	672,822

Net Debt / Annualized Adjusted EBITDAre	5.8x
Adjusted Net Debt / Annualized Adjusted EBITDAre	4.5x

Key Debt Covenant Information	Required	Actual
Consolidated total leverage ratio	≤ 60.0%	32.9%
Fixed charge coverage ratio	≥ 1.50x	3.92x
Maximum secured indebtedness	≤ 40.0%	0.3%
Maximum recourse indebtedness	≤ 10.0%	—%
Unencumbered leverage ratio	≤ 60.0%	34.7%
Unencumbered interest coverage ratio	≥ 1.75x	3.92x

Proforma Liquidity		As of December 31, 2024
Unused unsecured revolver capacity[2]	$	435,850
Cash, cash equivalents and restricted cash		14,320
Net value of unsettled forward equity[1]		185,063
Total Proforma Liquidity	$	635,233

Equity	Ending Shares/ Units as of December 31, 2024		Equity Market Capitalization	% of Total
Common shares[3]	81,602,232	$	1,154,672	99.5 %
OP units[3]	424,956		6,013	0.5 %
Total	82,027,188	$	1,160,685	100.0 %

Enterprise Value		As of December 31, 2024	% of Total
Principal amount of total debt	$	872,205	42.9 %
Equity market capitalization[3]		1,160,685	57.1 %
Total enterprise value	$	2,032,890	100.0 %

1. Reflects 10,735,647 of unsettled shares under forward sale agreements at the December 31, 2024, weighted average net settlement price of $17.24 per share.
2. Assumes the increased facility size to $500.0 million and the $175.0 million repayment towards the revolver balance had occurred as of December 31, 2024.
3. Value is based on the December 31, 2024, closing share price of $14.15 per share.

NETSTREIT

11

Investment Activity
(unaudited, dollars in thousands)

	Three Months Ended				
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Investments					
Number of Investments[1]	52	33	28	42	57
Gross Investment	$ 195,079	$ 151,555	$ 115,734	$ 129,207	$ 119,128
Cash Yield[2]	7.4 %	7.5 %	7.5 %	7.5 %	7.2 %
Weighted Average Lease Term (years)[3]	14.0	12.5	16.7	11.5	10.9
Investment Grade and Investment Grade Profile %	51.2 %	52.4 %	39.1 %	84.8 %	98.7 %
Dispositions					
Number of Investments	30	8	6	12	5
Number of Vacant Properties	—	—	—	—	—
Gross Proceeds[4]	$ 59,337	$ 24,105	$ 12,707	$ 21,594	$ 14,513
Cash Yield[5]	7.1 %	7.3 %	6.8 %	6.8 %	7.1 %
Loan Repayments					
Number of Loan Repayments[6]	6	4	1	—	1
Amount of Repayment	$ 13,627	$ 8,857	$ 2,324	$ —	$ 1,482
Cash Yield[7]	9.3 %	8.7 %	10.3 %	— %	7.6 %

Developments

Industry	Location	Lease Term (years)	Amount Funded to Date	Actual/ Anticipated Rent Commencement
Dollar Stores (multiple programs)	Various (9 completed)	10 to 15	$ 17,929	Commenced 1Q'24
Farm Supplies	Malakoff, TX	20	$ 6,345	Commenced 1Q'24
Dollar Stores (multiple programs)	Various (5 completed)	15	$ 9,071	Commenced 2Q'24
Automotive Service (multiple locations)	Various (1 completed)	10 to 15	$ 3,256	Commenced 2Q'24
Home Improvement	Butte, MT	15	$ 10,601	Commenced 3Q'24
Dollar Stores (multiple programs)	Various (2 completed)	15	$ 4,163	Commenced 3Q'24
Automotive Service (multiple locations)	Various (1 completed)	15	$ 3,358	Commenced 3Q'24
Dollar Stores (multiple programs)	Various (2 completed)	10 to 15	$ 4,245	Commenced 4Q'24
Automotive Service (multiple locations)	Various (1 completed)	15	$ 3,103	Commenced 4Q'24
Dollar Stores (multiple programs)	Various (1 in progress)	10	$ 932	1Q'25 to 2Q'25
Automotive Service (multiple locations)	Various (3 in progress)	15	$ 5,098	1Q'25 to 2Q'25
Pet Supplies	Sumter, SC	10	$ 1,853	1Q'25

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. ABR divided by the Gross Investment.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Excludes transaction costs and principal payments from mortgage loans receivable.
5. ABR divided by Gross Proceeds; excludes vacant properties.
6. Includes payoff of outstanding mortgage loans receivable. Excludes amortization of existing mortgage loans receivable.
7. Effective interest rate of mortgage loans receivable.

NETSTREIT 12

Portfolio Information

(unaudited, dollars in thousands)

Portfolio Metrics	December 31, 2024
Number of Investments[1]	687
Number of states	45
Square feet	12,609,612
Tenants	98
Industries	26
Occupancy[2]	99.9 %
Weighted average lease term remaining (years)[3]	9.8

Tenant Quality	Number of Investments[4]	ABR	% of ABR
Investment grade (rated)[5]	432	$ 92,172	55.8%
Investment grade profile (unrated)[6]	70	24,774	15.0%
Sub-investment grade (rated)[7]	104	29,107	17.6%
Sub-investment grade profile (unrated)	80	19,017	11.5%
Total	686	$ 165,070	100.0%

Tenant Quality



Sub-investment grade profile, 11.5%
Sub-investment grade, 17.6%
70.8%
of ABR
Inv. Grade
Inv. Grade Profile
Investment grade, 55.8%
Investment grade profile, 15.0%

Defensive Category



Other, 12.5%
87.5%
of ABR
Necessity
Discount
Service
Necessity, 47.6%
Service, 21.1%
Discount, 18.8%

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. Excludes investments that secure mortgage loans receivable and one vacant property.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Excludes one vacant property.
5. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher.
6. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC.
7. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody's), or NAIC3 (National Association of Insurance Commissioners) or lower.

NETSTREIT
13

Portfolio Information (cont’d) (unaudited, dollars in thousands) 14 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's, or National Association of Insurance Commissioners. 3. Loans receivable on properties leased to Dollar General represent 1.2% of ABR. 4. Stats incorporate all completed activities as of February 24, 2025, as if they occurred by December 31, 2024; all other portfolio stats are as of December 31, 2024. 5. Dollar Tree banners, as a percentage of ABR: Dollar Tree - 1.2%; Dollar Tree / Family Dollar Combo - 2.8%; Family Dollar – 0.9%. Top Tenants Number of Investments(1) % of ABR Credit rating(2) 119 8.6% BBB 33 6.2% BBB 5 5.0% A 71 4.9% BBB 17 4.2% IG Profile 8 3.9% BBB+ 21 3.8% BB 7 3.0% AA 17 2.8% Baa1 49 2.6% A 18 2.5% A 2 2.5% B+ 7 2.4% A3 7 2.4% IG Profile 3 2.3% IG Profile 37 2.2% Ba1 4 2.2% BBB+ 7 2.1% Baa1 Sub-Total 445 65.0% (4) (3)(4) (4)(5)

Portfolio Information (cont’d) (unaudited, dollars in thousands) 15 State Number of Investments(1) % of ABR Texas 70 12.3% Illinois 43 10.1% New York 36 7.4% Georgia 36 6.2% Wisconsin 23 5.7% North Carolina 72 5.0% Alabama 50 4.6% Ohio 42 4.0% Pennsylvania 30 3.9% Virginia 11 3.6% Other 273 37.2% Total 686 100.0% 1. Includes acquisitions, mortgage loans receivable, and completed developments, but excludes one vacant property. ≥ 5% ABR ≥ 5% and <3% ABR ≥ 3% and <5% ABR < 1% ABR 0% ABR

Portfolio Information (cont'd)

(unaudited, dollars in thousands)

Industry	Defensive Category	Number of Investments[1]	% of ABR
Grocery	Necessity	35	13.6%
Dollar Stores[2]	Discount	190	13.5%
Home Improvement	Necessity	30	11.2%
Drug Stores & Pharmacies[2]	Necessity	54	10.0%
Convenience Stores	Service	98	9.4%
Discount Retail	Discount	30	4.5%
Arts & Crafts	Other	16	4.2%
Automotive Service	Service	42	3.7%
Health and Fitness	Service	4	3.7%
Farm Supplies	Necessity	19	3.6%
Auto Parts	Necessity	59	3.2%
Sporting Goods	Other	6	3.2%
Quick Service Restaurants	Service	33	3.2%
General Retail	Necessity	7	3.0%
Consumer Electronics	Other	7	2.4%
Healthcare	Necessity	14	2.0%
Specialty	Other	2	1.0%
Apparel	Other	5	0.7%
Casual Dining	Service	7	0.7%
Furniture Stores	Other	2	0.6%
Equipment Rental and Leasing	Service	5	0.4%
Banking	Necessity	3	0.3%
Wholesale Warehouse Club	Necessity	1	0.3%
Telecommunications	Other	2	0.2%
Gift, Novelty, and Souvenir Shops	Other	1	0.1%
Home Furnishings	Other	1	0.1%
Total		686	100.0%

Defensive Category	Number of Investments[1]	% of ABR
Necessity	225	47.6%
Discount	230	18.8%
Service	189	21.1%
Other	42	12.5%
Total	686	100.0%

1. Includes acquisitions, mortgage loans receivable, and completed developments, but excludes one vacant property.
2. Stats incorporate all completed activities as of February 24, 2025; all other portfolio stats are as of December 31, 2024.

NETSTREIT

16

Lease Expiration Schedule

(unaudited, dollars in thousands)

Year of Expiration	Number of Investments Expiring[1]		ABR Expiring	ABR Expiring as a % of Total Portfolio
2025	4	$	1,215	0.8%
2026	9		2,459	1.6%
2027	12		4,077	2.7%
2028	25		10,094	6.6%
2029	41		9,602	6.3%
2030	32		11,046	7.2%
2031	53		12,260	8.0%
2032	39		10,582	6.9%
2033	52		11,520	7.5%
2034	71		18,040	11.8%
2035	36		9,681	6.3%
2036	19		5,797	3.8%
2037	21		7,265	4.7%
2038	63		8,420	5.5%
2039	47		9,916	6.5%
2040	7		1,366	0.9%
2041	4		1,246	0.8%
2042	1		985	0.6%
2043	17		3,646	2.4%
2044	47		13,099	8.5%
2045	1		153	0.1%
2046	—		—	—%
2047	1		156	0.1%
2048	—		—	—%
2049	8		771	0.5%
2050	—		—	—%
2051	—		—	—%
TOTAL	**610**	**$**	**153,394**	**100.0%**

1. Excludes investments that secure mortgage loans receivable and one vacant property.

NETSTREIT

17

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net (loss) income (computed in accordance with GAAP), excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, non-recurring other loss (gain), net, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net (loss) income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net (loss) income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net (loss) income as a reliable measure of our operating performance nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. Non-GAAP Measures and Definitions 18

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre adjusted to exclude straight- line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, other non-recurring loss (gain), net, other non- recurring expenses (income), transaction costs, lease termination fees, adjustment for construction in process, and adjustment for intraquarter activities. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net (loss) income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net (loss) income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt Net Debt is calculated as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Adjusted Net Debt is Net Debt adjusted by the net value of unsettled forward equity as of period end. Non-GAAP Measures and Definitions (cont’d) 19

Non-GAAP Measures and Definitions (cont’d) Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, lease termination fees, and other expense (income), net. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of December 31, 2024, for all leases that commenced and annualized cash interest on mortgage loans receivable in place as of that date. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. 20

Non-GAAP Measures and Definitions (cont’d) 21 Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward-Looking and Cautionary Statements 22 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 14, 2024 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.